July 23, 2014 TCBI Q2 2014 Earnings Exhibit 99.2

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties and are based on Texas Capital’s current estimates or expectations of future events or future results. Texas Capital is under no obligation, and expressly disclaims such obligation, to update, alter or revise its forward-looking statements, whether as a result of new information, future events or otherwise. A number of factors, many of which are beyond Texas Capital’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Annual Report on Form 10-K and other filings made by Texas Capital with the Securities and Exchange Commission.

Opening Remarks & Financial Highlights

Core
Earnings
Power
Strong
Balanced
Growth
Credit
Quality
•
Solid growth in traditional LHI balances despite highly competitive C&I market
•
Exceptional growth in Mortgage finance loans (MFLs)
•
Continued strong growth in deposits, improving low-cost funding composition
•
Asset sensitive position enhanced
•
Average DDA growth particularly strong in Q2-2014
•
Growth in total loans produced strong growth in net revenue
•
Operating leverage improved with rate of growth in net revenue greater than NIE
•
Business model focused on organic growth demonstrates ability to produce high returns on invested capital following offerings in Q1-2014
•
Growth driven by improvement in market share with increased capacity resulting from success in recruiting and product extension
•
Credit metrics remain strong
•
NCOs at 11 bps in Q2-2014
•
NPAs well below pre-crisis levels
•
High allowance coverage ratios
•
Provision primarily related to growth in core LHI

0
100,000
200,000
300,000
400,000
500,000
2009 2010 2011 2012 2013 Q2-2014*
Non-interest Income Net Interest Income Non-interest Expense
Revenue & Expense

•
Strong capacity for net revenue
•
Growth in total loans at spreads above 4.00%
•
Increased 6% from Q1-2014
•
Increased 12% from Q2-2013 despite increased sub
debt expense
•
High returns maintained
•
Modest reduction in margin as a result of loan
growth and higher proportion of MF loans to
total loans
•
Improved operating leverage in Q2-2014 with
more modest growth in non-interest expense
•
Continued build-out expense related to
recruiting, product extension and support
costs associated with growth
•
Provision expense related to growth
represents net interest income contribution of
loan growth for 3+ months
•
Organic growth produced improvements in
ROA and ROE
Revenue & Expense Trends Revenue & Expense Highlights
Operating Revenue CAGR: 19%
Net Interest Income CAGR: 20%
Non-interest Income CAGR: 8%
Non-interest Expense CAGR: 15%
Net Income CAGR: 43%
* Annualized based on 6/30/14 data.

Q2-2012
Q3-2012
Q4-2012
Q1-2013
Q2-2013
Q3-2013
Q4-2013
Q1-2014
Q2-2014

TEXAS CAPITAL BANCSHARES, INC.®

Net Interest Income & Margin

• Net interest income growth of 7%
from Q1-2014 and 14% from Q2-
2013
• Yields on traditional LHI down
modestly with solid growth
• Benefit of MFL growth on NII
• Growth in MFLs and change in
composition of total loans had
impact of 4 bps on NIM
• Core funding costs - deposits and
borrowed funds - stable at 17 bps
• Effective utilization of liquidity
growth in Q1-2014
• Emphasis on building liquidity will
continue
Net Interest Income & Margin Trends NIM Highlights
Net Interest income ($MM)
Net Interest Margin (%)
Earning Asset Yield (%)
Total Loan Spread (%)
3.00%
3.50%
4.00%
4.50%
5.00%
5.50%
6.00%
0.0
20.0
40.0
60.0
80.0
100.0
120.0

Analysis of Net Interest Income & Expenses

NII ($MM) NIM (%)
$108.4 Q1 2014 3.99%
(2.4) Decrease in LHI net loan yields (.08)
(1.3) Mix shift from LHI to MF (.04)
(.9) Full quarter of sub debt expense (.03)
(.4) Decrease in MF loan yields (.01)
1.3 Impact of increase in day count -
10.3
Impact of increase in earning
assets -
- Decrease in liquidity .03
.4 Other .01
$115.4 Q2 2014 3.87%
Non interest expense ($MM)
Linked quarter
increases/
(decreases)
Q1 2014 $69.3
FICA (1.9)
FAS 123R change (related to price) (1.6)
Legal and professional (varies by
quarter) 1.8
Incentive (normal ramp-up) 1.4
Salaries (continued build out) 1.0
All other (.2)
Q2 2014 $69.8

Performance Summary

(in thousands) Q2 2014 Q1 2014 Q4 2013 Q3 2013 Q2 2013
Net interest income $  115,407 $  108,315 $  111,475 $  108,776 $  101,220
Non-interest income 10,533 10,356 11,184 10,431 11,128
Net revenue 125,940 118,671 122,659 119,207 112,348
Provision for credit losses 4,000 5,000 5,000 5,000 7,000
OREO valuation and write-down expense
- -
466
-
383
Total provision  and OREO valuation 4,000 5,000 5,466 5,000 7,383
Non-interest expense 69,768 69,321 69,825 62,009 68,351
Income before income taxes 52,172 44,350 47,368 52,198 36,614
Income tax expense 18,754 16,089 17,012 18,724 12,542
Net income 33,418 28,261 30,356 33,474 24,072
Preferred stock dividends 2,437 2,438 2,438 2,437 2,438
Net income available to common shareholders $   30,981 $   25,823 $   27,918 $   31,037 $   21,634
Diluted EPS $         .71 $         .60 $         .67 $         .74 $         .52
Net interest margin 3.87% 3.99% 4.21% 4.21% 4.19%
ROA 1.08% 1.01% 1.10% 1.25% 0.95%
ROE 11.38% 10.20% 11.94% 13.74% 9.94%
Efficiency
(1)
55.4% 58.4% 56.9% 52.0% 60.8%
(1)  Excludes OREO valuation charge

2014 Outlook

Business Driver 2014 Outlook v. 2013 Results Changes since June 10, 2014
Average  LHI Low 20s percent growth, pace declining Increased from mid to high teens
Average LHI- Mortgage
Finance
Flat to slight increase, outperforming
industry Increased from flat to down
Average Deposits Low 20's percent growth Increased from high teens to low 20’s
Liquidity Assets
Growth with 5-8 bps  impact on NIM;
impact increasing in second half of 2014
with minimal impact on net interest
income Increased from 5bps or less
Net Interest Income Low double digit percent growth
-
Net Interest Margin
3.80% to 3.90%, driven by growth and
above peer
-
Net Charge-Offs
Less than 0.15%, and continued strong
credit quality
-
NIE
High single-digit to low double-digit
percent growth
-
Efficiency Ratio
Less than 55%, slight reduction from
2013
-

Loan & Deposit Growth

•
Broad-based growth in average traditional LHI – Growth of $266.3 million (3%) from Q1-2014 and $1.8 billion (26%)
from Q2-2013.  Period-end balance $168.5 million higher than Q2-2014 average balance and 22% above Q2-2013 period-
end balance.  Quarter-end balance is 22% above average for all of 2013
•
MF performance exceeded industry trends with increase in averages of 39% from Q1-2014
•
Average DDA increased 7% from Q1-2014 and 25% from Q2-2013; total average deposits increased 5% from Q1-2014 and 24% from Q2-2013
Growth Highlights
Balance Trends
Total Loan Composition
($12.9 Billion at 6/30/14)
Demand Deposit CAGR: 41%
Total Deposit CAGR: 24%
Loans Held for Investment CAGR: 17%
0
2,000
4,000
6,000
8,000
10,000
12,000
2009 2010 2011 2012 2013 2014
Business
Assets
29%
Energy
6%
Highly Liquid
Assets
1%
Mortgage
Finance
22%
Other Assets
3%
Comml. R/E
Mkt. Risk
17%
Residential
R/E Mkt. Risk
8%
Owner
Occupied R/E
5%
Unsecured
2%
Demand Deposits Interest Bearing Deposits Loans HFI

Asset Quality

•
Total credit cost of $4.0 million for Q2-2014,
compared to $5.0 million in Q1-2014 and $7.4 million
in Q2-2013
•
NCOs $2.5 million, or 11 bps, in Q2-2014 compared
to 10 bps in Q1-2014 and 13 bps in Q2-2013
•
No OREO valuation charge in Q2-2014 or Q1-2014
compared to $383,000 in Q2-2013
•
Reduction in NPAs and ORE now less than $1 million
Asset Quality Highlights
Non-accrual loans Q2-2014
Commercial
$         25,545
Construction –
Real estate 15,998
Consumer
–
Equipment leases 22
Total non-accrual loans 41,565
Non-accrual loans as % of loans
excluding MF
.45%
Non-accrual loans as % of total
loans
.32%
OREO 685
Total Non-accruals + OREO
$         42,250
Non-accrual loans + OREO as %
of loans excluding MF + OREO
.46%
Reserve to non-accrual loans
2.2x
NCO / Average Traditional LHI
1.14%
0.58%
0.10%
0.07%
0.10%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
2010 2011 2012 2013 2014

EPS Growth

2009^
2010
2011
2012 2013
YTD
6/30/2014
^Excludes $.15 effect of preferred TARP dividend during
2009. Reported EPS was $0.56.
EPS Growth
(5-yr CAGR of 41%)
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$0.71
$1.00
$1.99
$3.01
$2.72
$1.30

Closing Comments
•
Proven organic growth business model continues to produce in challenging environment
•
Solid core earnings power and strong asset growth expected to continue in
2014 and beyond
•
Continue to be highly asset sensitive based on how we run our business; now better positioned to take advantage of increases in short-term rates
•
Successful track record of talent acquisition
•
Excellent credit quality position maintained
•
Mortgage Finance clearly exceeding industry trends with improved market position

Q&A 13

Appendix 14

Average Balances, Yields & Rates - Quarterly

(in thousands) Q2 2014 Q1 2014 Q2 2013
Avg. Bal. Yield Rate Avg. Bal. Yield Rate Avg. Bal. Yield Rate
Assets
Securities $      50,487 4.00% $      57,581 4.18% $        78,906 4.42%
Fed funds sold & liquidity investments 198,058 .22% 304,042 .27% 145,625 .20%
Loans held for investment, mortgage finance 2,822,560 3.30% 2,027,264 3.36% 2,406,246 3.74%
Loans held for investment 8,984,230 4.51% 8,717,969 4.61% 7,152,323 4.71%
Total loans, net of reserve 11,716,685 4.25% 10,657,547 4.41% 9,483,563 4.50%
Total earning assets 11,965,230 4.19% 11,019,170 4.29% 8,708,094 4.44%
Total assets $12,362,168 $11,401,368 $10,110,992
Liabilities and Stockholders’ Equity
Total interest bearing deposits $  6,326,034 .27% $  6,105,214 .27% $  5,130,200 .25%
Other borrowings 666,405 .18% 293,012 .24% 727,158 .20%
Subordinated notes 286,000 5.95% 227,667 6.20% 111,000 6.61%
Long-term debt 113,406 2.19% 113,406 2.20% 113,406 2.24%
Total interest bearing liabilities 7,391,845 .51% 6,739,299 .50% 6,081,764 .40%
Demand deposits 3,629,941 3,381,501 2,914,341
Stockholders’ equity 1,241,787 1,177,054 1,023,279
Total liabilities and stockholders’ equity $12,362,168 .31% $11,401,368 .30% $10,110,992 .24%
Net interest margin 3.87% 3.99% 4.19%
Total deposits and borrowed funds $10,622,380 .17% $ 9,779,727 .17% $  8,771,699 .16%
Loan spread 4.08% 4.24% 4.34%

Average Balance Sheet - Quarterly

(in thousands) QTD Average
Q2/Q1%
Change
YOY %
Change Q2 2014 Q1 2014 Q2 2013
Total assets
$12,362,168 $11,401,368 $10,110,992 8% 22%
Loans held for investment
8,984,230 8,717,969 7,152,323 3% 26%
Loans held for investment, mortgage
finance 2,822,560 2,027,264 2,406,246 39% 17%
Total loans 11,806,790 10,745,233 9,558,569 10% 24%
Securities 50,487 57,581 78,906 (12)% (36)%
Demand deposits 3,629,941 3,381,501 2,914,341 7% 25%
Total deposits 9,955,975 9,486,715 8,044,541 5% 24%
Stockholders’ equity 1,241,787 1,177,054 1,023,279 5% 21%

Ending Balance Sheet - Quarterly

(in thousands) Period End
Q2/Q1%
Change
YOY %
Change Q2 2014 Q1 2014 Q2 2013
Total assets $13,532,536 $12,143,296 $10,977,990 11% 23%
Loans held for investment 9,152,715 8,928,033 7,510,662 3% 22%
Loans held for investment, mortgage
finance 3,700,253 2,688,044 2,838,234 38% 30%
Total loans 12,852,968 11,616,077 10,348,896 11% 24%
Securities 49,330 52,960 75,861 (7)% (35)%
Demand deposits 4,181,774 3,451,294 2,928,735 21% 43%
Total deposits 10,757,316 9,729,128 7,980,598 11% 35%
Stockholders’ equity 1,262,816 1,230,131 1,034,955 3% 22%